UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2019

LONG BLOCKCHAIN CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37808	47-2624098
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12-1 Dubon Court, Farmingdale, NY 11735

(Address of Principal Executive Offices) (Zip Code)

(855) 542-2832

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01 Entry into a Material Definitive Agreement.

On October 9, 2019, Long Blockchain Corp. (the “Company”) and Long Island Brand Beverages LLC (“LIBB”), a wholly owned subsidiary of the Company, entered into an amendment (an “Amendment”) to each of (i) the loan agreement by and among LIBB, the Company and ECC Ventures 2 Corp. (“ECC2”), and the promissory note issued by LIBB to ECC2 thereunder, and (ii) the loan agreement by and among LIBB, the Company and Long Island Beverage Corp. (“LIBC”), and the promissory note issued by LIBB to LIBC thereunder, in each case dated as of January 31, 2019 and amended as of June 25, 2019 (together, the “Loan Documents”). As previously disclosed, pursuant to the Loan Documents, LIBC has advanced CA$383,205 (or approximately $287,404) to LIBB and ECC2 has advanced CA$250,000 (or approximately $187,500) to LIBB (together, the “Loans”).

The Amendments extended the first interest payment date and the maturity date of the Loans. All remaining terms of the Loan Agreements remain unchanged. As amended, the Loans incur interest at a rate of 10% per annum and mature on November 30, 2019. Accrued and unpaid interest is payable in cash on November 30, 2019 and each calendar month thereafter. The Loans are secured by all of the assets of LIBB and are guaranteed by the Company. The guaranty terminates upon consummation of a sale of all or substantially all of the equity or assets of LIBB to LIBC or ECC2 or any of their respective affiliates. As previously disclosed, on September 19, 2019, the Company entered into a restated share purchase agreement, dated as of September 13, 2019, with ECC2 and the shareholders of LIBC, relating to the sale to ECC2 of all issued and outstanding membership interests in LIBB and all issued and outstanding shares of LIBC.

The foregoing description of the Loan Documents does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the forms of such agreements and the prior amendments thereto, copies of which are filed as exhibits to the Company’s current reports on Form 8-K filed on April 2, 2019 and July 1, 2019 and are incorporated herein by reference. The foregoing description of the Amendments does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Amendments, copies of which are filed as exhibits hereto and are incorporated herein by reference

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Amendment to Loan Agreement and Promissory Note, dated as of August 30, 2019, by and among Long Island Beverages Corp., Long Island Brand Beverages LLC and Long Blockchain Corp.

10.2	Amendment to Loan Agreement and Promissory Note, dated as of August 30, 2019, by and among ECC Ventures 2 Corp., Long Island Brand Beverages LLC and Long Blockchain Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2019
LONG BLOCKCHAIN CORP.

	By:	/s/ Andy Shape
	Name:	Andy Shape
	Title:	Chief Executive Officer